MAY 19, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD SCHRODERS EMERGING MARKETS MULTI-SECTOR BOND FUND

SUMMARY PROSPECTUS

DATED FEBRUARY 28, 2020

AND

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH MAY 7, 2020

This Supplement contains new and additional information regarding Hartford Schroders Emerging Markets Multi-Sector Bond Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Jim Barrineau will have a new role at Schroder Investment Management North America Inc. as Head of Global Emerging Market Debt Strategy. As a result, effective June 1, 2020, Jim Barrineau will no longer serve as a portfolio manager to the Hartford Schroders Emerging Markets Multi-Sector Bond Fund. Fernando Grisales, CFA will continue to serve as a portfolio manager to the Hartford Schroders Emerging Markets Multi-Sector Bond Fund. Accordingly, all references to Jim Barrineau in the above referenced Summary Prospectus and Statutory Prospectus are deleted in their entirety effective June 1, 2020.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7537	May 2020